Exhibit 1.1



                                7,650,000 Shares

                                INTERPOOL LIMITED

                                  Common Stock
                                 (no par value)

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                 August __, 1996


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
FURMAN SELZ LLC
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o  Donaldson, Lufkin & Jenrette
         Securities Corporation
       277 Park Avenue
       New York, New York  10172

Dear Sirs:

          Interpool Limited, a Barbados corporation (the "Company"), a wholly-owned subsidiary of Interpool, Inc. (the "Parent"), proposes to sell an aggre-gate of 7,650,000 shares of the Company's common stock, no par value (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Under-writers"). The Company also proposes to issue and sell to the several Under-writers not more than 1,147,500 additional shares of common stock of the Company (the "Additional Shares"), if requested by the Underwriters as provided in
Section 2 hereof. The Firm Shares and the Additional Shares are herein collec-tively called the "Shares." The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

          1.   Registration Statement and Prospectus.  The Company has prepared
               -------------------------------------
and filed with the Securities
and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 (File No. 333-06205) including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus (including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(b) under the Act, taken together to meet the require-ments of section 10(a) of the Act) in the form first used to confirm sales of Shares is hereinafter referred as the "Prospectus."

          2.   Agreements to Sell and Purchase.  On the basis of the representa-
               -------------------------------
tions and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 7,650,000 Firm Shares and
(ii) each Underwriter agrees, severally and not jointly, to purchase from the
Company at a price per share of $           (the "Purchase Price") the number of
                                 ----------
Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell up to 1,147,500 Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of 1,147,500 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exer-cise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Under-writers and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

          The Company and the Parent agree, jointly and severally, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercis-able or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, and the Parent agrees not to exercise any of its registration rights relating to such common stock pursuant to the Registration Rights Agreement between the Company and the Parent dated __________, 1996, in each case for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period the Company may grant stock options pursuant to the Company's 1996 Stock Option Plan for Executive Officers and Directors and the Company's Non-Qualified Stock Option Plan for Non-Employee, Non-Officer Directors.

          3.   Terms of Public Offering.  The Company is advised by you that the
               ------------------------
Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          4.   Delivery and Payment.  Delivery to the Underwriters of and
               --------------------
payment for the Firm Shares shall be
made at 10:00 A.M., New York City time, on August __, 1996 (the "Closing Date"), at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank check or wire transfer payable in same day funds to the order of the Company.

          5.   Agreements of the Company.  The Company agrees with you:
               -------------------------

               (a) To, if necessary, file an amendment to the Registration Statement including, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and to use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

               (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional informa-tion, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (c) To furnish to you, without charge, four (4) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

               (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supple-ment to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

               (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be deliv-ered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

               (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

               (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registra-tion or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribu tion of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

               (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of
     Section 11(a) of the Act and Rule 158 promulgated thereunder, and to advise you in writing when such statement has been so made available.

               (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consoli-dated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accoun-tants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

               (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly avail able information of the Company mailed to the holders of Common Stock or filed with the Commission and such concerning the Company and its subsid-iaries as you may reasonably request.

               (k) Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and deliv-ery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the Nation-al Association of Securities Dealers, Inc. in connection with the offering,
     (vi) the registration of the shares of Common Stock under the Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), (vii) the listing of the Shares on the New York Stock Exchange, (viii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (ix) the performance by the Company or the Parent of their other obligations under this Agreement.

               (l) To use its best efforts to effect and, for a period of five years after the effective date of the Registration Statement, to maintain, the listing of the Common Stock on the New York Stock Exchange.

               (m) To timely complete all required filings and otherwise comply in all material respects in a timely manner with all provisions of the Securities Exchange Act, in connection with the registration of the Shares thereunder.

               (n) To take all actions necessary and advisable to restructure the organization, operation and/or ownership of each of its subsidiaries (including Interpool Finance Corp., a company incorporated in the Cayman Islands, the "Cayman Subsidiary") in order to insure that no U.S. Investor (as defined in the Registration Statement, a "U.S. Investor") will be sub-ject to the gross income inclusion rule of Section 551 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to any such subsidiary (assuming for this purpose that Treasury regulations pursuant to Section 551(f), which would attribute a subsidiary's undistributed foreign personal holding company income to U.S. Investors, are in effect).

               (o) To use its best efforts to insure that, for the current taxable year and all taxable years hereafter: (i) less than 60% of the ad-justed ordinary gross income (within the meaning of Section 542(a)(1) of the Code) of the Company (and each of its subsidiaries that satisfies the stock ownership requirement of Section 542(a) (2) of the Code) is personal holding company income within the meaning of Section 543 of the Code; (ii) less than 60% of the gross income (within the meaning of section 555 of the Code) of the Company (and each of its subsidiaries that satisfies the stock ownership requirement of Section 552(a)(2) of the Code on or after the date the Company's shares are sold pursuant to this Agreement) is foreign per-sonal holding company income within the meaning of Section 553 of the Code;
     (iii) less than 75% of the Company's gross income is passive income within the meaning of Section 1296(a)(1) of the Code; and (iv) the average percentage of the Company's assets that produce passive income or that are held for the production of passive income is less than 50% within the mean-ing of Section 1296(a)(2) of the Code.

               (p) To use its best efforts to insure that the Cayman Subsidiary will not incur any amount of U.S. Federal, state or local income tax that is material to the income, assets or operations of the Company and its subsidiaries, taken as a whole.

               (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company and the Parent prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties of the Company and the Parent.
               ------------------------------------------------------------
The Company and the Parent represent and warrant to each Underwriter that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose is pending before or threatened by the Commission.

               (b)(i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supple-mented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registra-tion Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph
     (b)
     do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. The Company and the Parent each acknowledge for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page and the fifth paragraph under the caption "Underwriting" in the Prospectus (or any amendment or supplement), constitute the only writ-ten information furnished to the Company by any Underwriter expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement to them).

               (c) Each preliminary prospectus filed as part of the registra-tion statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) Each of the Company's subsidiaries is listed on Schedule II hereto. Each of the Parent, the Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good stand-ing under the laws of its jurisdiction of incorporation and has the corpo-rate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company is duly licensed under the International Business Companies Act, 1991 of Barbados.

               (e) All of the outstanding shares of capital stock of, or other ownership interest in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

               (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and are not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

               (g) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or its subsidiaries except as otherwise disclosed in the Registration Statement.

               (h) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

               (i) Neither the Company nor any of its subsidiaries is in viola-tion of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective prop-erty is bound, except where any such default would not have a material adverse effect on the Company and the subsidiaries, taken as a whole.

               (j) The execution, delivery and performance of this Agreement, compliance by the Company and the Parent with all the provisions hereof, and the consummation of the transactions contemplated hereby, will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, (a) the charter or by-laws of the Parent or the Company or any of its subsidiaries or (b) any agreement, indenture or other instrument to which the Company or the Parent or any of their subsidiaries is a party or by which either of them or their respective property is bound, except where the effect of such breach or default singly or in the aggregate would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (c) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Parent or the Company or any of its subsidiaries or their respective property, except where the effect of such violation or conflict singly or in the aggregate would not have a material adverse effect on the Company and its subsidiar-ies, taken as a whole.

               (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

               (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimina tion in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

               (m) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

               (n) The Company has received, subject to notice of issuance, approval to have the Shares listed on the New York Stock Exchange, Inc. and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

               (o) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applica-ble Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business (other than any such permits the absence of which would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole); the Company and each of its subsidiaries has fulfilled and per-formed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, except for any failure to fulfill or perform such obligations or any revocation, termina-tion or impairment that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) All material tax returns required to be filed by the Company in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penal-ties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

               (q) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. In addition, all of the outstanding shares of capital stock of the Company are owned by the Parent, and the Parent has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions to such capital stock of the Company. All leases to which the Company or any of its subsidiaries are a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, pros-pects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

               (r) The Company and each of its subsidiaries maintain insurance which it believes is reasonably adequate for its business.

               (s) Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Act.

               (t) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes (other than the pro forma financial data) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statis-tical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company; and the pro forma financial data of the Company, and the related notes thereto, set forth in the Registration Statement, have been prepared in conformity with the requirements of the Act and present fairly the information shown there-in; and the pro forma adjustments included in such pro forma financial data have been properly applied on the basis described in the related notes thereto.

               (u) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Shares in any jurisdiction referred to in Section 5(g) hereof; no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the sale of the Shares, the effec-tiveness of the Registration Statement, or the use of any preliminary prospectus in any jurisdiction referred to in Section 5(g) hereof; and no action, suit or proceeding is pending against or, to the Company's knowl-edge, threatened against the Company by any governmental body, agency or official, domestic or foreign, which, if adversely determined, would in any manner draw into question the validity of this Agreement or the Shares.

               (v)  The Company has filed a registration statement pursuant to
     Section 12(b) of the Exchange Act to register the Common Stock.

               (w) Any term sheet and prospectus subject to completion provided by the Company to the Underwriters for use in connection with the Offering and sale of the Shares pursuant to Rule 434 under the Act, taken together, are not materially different from the prospectus included in the Registra-tion Statement at the time of its effectiveness or an effective post-effective amendment thereto (exclusive of any information deemed to be a part thereof by virtue of Rule 434(d) under the Act).

               (x) Neither the Company nor any of its subsidiaries constitutes or has ever constituted a personal holding company under Section 542 of the Code (except for the Cayman Subsidiary), a foreign personal holding company under Section 552 of the Code (except for the Cayman Subsidiary) or a pas-sive foreign investment company under Section 1296 of the Code (except for the Cayman Subsidiary).

               (y) The Cayman Subsidiary has not been subject to tax pursuant to Section 541 of the Code.

               (z) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Invest-ment Company Act of 1940, as amended.

               (aa) No holder of any security of the Company, other than the Parent, has any right to require registration of shares of Common Stock or any other security of the Company.

               (ab) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

               (ac) Neither the Company and the Parent, nor any of their affiliates or subsidiaries does business with the government of Cuba or with any person located in Cuba.

          7.   Indemnification.  (a) The Company and the Parent, jointly and
               ---------------
severally, agree to indemnify and hold harmless (i) each Underwriter, (ii) each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person (any person referred to in clause
(i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending against any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, includ-ing the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, or arising out of or in connection with any untrue statement or alleged untrue statement of a materi-al fact contained in the Registration Statement (or any amendment thereto), in-cluding the information deemed to be a part of the Registration Statement pursu-ant to Rule 430A(b) promulgated under the Act, if applicable, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospec-tus, in the light of the circumstances under which they were made) not mislead-ing, except insofar as such losses, claims, damages, liabilities or judgments are caused or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission
(i) based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein or

(ii) made in any preliminary prospectus if a copy of the Prospectus (as then amended or supplemented) was not sent or given by or on behalf of the Underwrit-ers to the person asserting any such loss, claim, damage, liability or expense, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares and the Prospectus (as then amended or supplemented) would have completely corrected such untrue statement or omission. The Company shall notify the Representatives promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company, the Parent or an Indemnified Person. Notwithstanding any other provision of this Section 7(a), the indemnification obligations of the Parent shall be limited to $41,400,000.

          (b) In case any action shall be brought against any Indemnified Person, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or the Parent, the Underwriters shall promptly notify the Company and the Parent in writing and the Company and/or the Parent shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Underwriter and payment of all reason-able fees and expenses. Such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemni-fied Person unless (i) the employment of such counsel has been specifically authorized in writing by the Company or the Parent, (ii) the Company and the Parent shall have failed to assume the defense and employ counsel reasonably satisfactory to the Underwriters within a reasonable time after notice of the commencement of such action or (iii) the named parties to any such action (in-cluding any impleaded parties) include both an Indemnified Person and the Company or the Parent, as the case may be, and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Parent (in which case the Company or the Parent shall not have the right to assume the defense of such action on behalf of such Indemnified Person). Under circumstances in which clause (i),
(ii) or (iii) of the preceding sentence applies, the Company and the Parent shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, and the Company or the Parent shall reimburse all reasonable fees and expenses of such counsel as they are billed. The Company or the Parent shall not be liable for any settlement of any such action effected without the written consent of the Company or the Par-ent, which consent will not be unreasonably withheld, but if settled with the written consent of the Company and the Parent, the Company and the Parent each agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or reasonable expense by reason of such set-tlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settle-ment of any action effected without its written consent if (i) such settlement is entered into more than thirty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Regis-tration State ment, the Parent or any other person controlling the Company or the Parent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Parent and Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary pros-pectus. In case any action shall be brought against the Company, any of its directors, any such officer, the Parent or any person controlling the Company or the Parent based on the Registration Statement, the Prospectus or any prelim-inary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company and the Parent (except that if the Company or Parent shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers, the Parent and any person controlling the Company or the Parent shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavail-able to an indemnified party in respect of any losses, claims, damages, liabili-ties or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent, on the one hand, and of the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Parent, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefit received by the Company, on the one hand, and any of the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative benefit received by the Parent, on the one hand, and any of the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total amount of indebtedness of the Parent that was repaid by the Company from the net proceeds from the offering bears to the total underwriting discounts and commissions re-ceived by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Parent, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to informa-tion supplied by the Company, the Parent or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or
prevent such statement or omission.   The indemnity and contribution obligations
of the Company and the Parent set forth herein shall be in addition to any liability or obligation the Company or the Parent may otherwise have to any Indemnified Person.

          The Company, the Parent and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were deter-mined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (and their related Indemnified Persons) shall be required to con-tribute, in the aggregate, any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged
omission.    No person guilty of fraudulent misrepresentation (within the mean-
ing of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwrite-rs' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Under-writers hereunder and not joint.

          (e) By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Interpool Inc., 211 College Road East, Princeton, New Jersey 98540, attention: General Counsel, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or this Agreement that may be instituted in any federal or New York state court, and acknowledges that Interpool Inc. has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon Interpool Inc. and written notice of said service to the Company (mailed or delivered to the Company's Secretary at its principal office in Princeton, New Jersey as specified in Section 10 hereof), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Interpool Inc. in full force and effect so long as this Agreement shall be in full force and effect.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Shares, to the extent permitted by law.

          8.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Parent contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and, in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective mate-rial adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus and (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus.

          (d) On the Closing Date you shall have received certificates dated the Closing Date, signed by (i) Martin Tuchman and Raoul J. Witteveen, in their capacities as the Chief Executive Officer and as the President, Chief Operating Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 8 and
     (ii) Martin Tuchman and Raoul J. Witteveen, in their capacities as the Chief Executive Officer and as the President, Chief Operating Officer and Chief Financial Officer of the Parent, confirming the matters set forth in paragraph (a) of this Section 8.

          (e) You shall have received on the Closing Date an opinion (satisfac-tory to you and counsel for the Underwriters), dated the Closing Date, of David King & Co., special Barbados counsel for the Company, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Barbados and has the corporate power and authority required to carry on its business as it is currently being conducted, and to own, lease and operate its properties;

               (ii) all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and are not subject to any preemptive or similar rights;

               (iii) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assess-able, and the issuance of such Shares is not subject to any preemptive or similar rights;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company;

               (v) the authorized capital stock of the Company, including the Common Stock, conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (vi)  the statements throughout the Prospectus and Items 14 of
          Part II of the Registration Statement insofar as such statements con-stitute a summary of legal matters relating to Barbados law, are a fair presentation of such legal matters;

               (vii) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other govern-mental body of Barbados or violate or conflict with the articles or bylaws of the Company or any material laws, administrative regulations or rulings or court decrees of Barbados applicable to the Company or its property;

               (viii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened by any govern-mental body of Barbados to which the Company is a party or to which any of its property is subject;

               (ix) the Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in Barbados; to the best of such counsel's knowledge, after due inquiry, the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

               (x) The Company is a resident of Barbados under the United States/Barbados Income Tax Convention and is entitled to all applica-ble benefits thereunder.

          The opinion of David King & Co. described in paragraph (e) above shall be rendered to you at the request of the Company and shall so state there-in.

          (f) You shall have received on the Closing Date an opinion (satisfac-tory to you and counsel for the Underwriters), dated the Closing Date, of Stroock & Stroock & Lavan, counsel for the Company and the Parent, to the effect that:

               (i) the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each State in which its ownership or leasing of real property requires such qualification and the Parent and each of the Company's United States subsidiaries has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which its ownership or leasing of property requires such qualification, except where the failure of the Company or any such subsidiary to be so qualified or in good standing would not have a material adverse ef-fect on the Company and its subsidiaries, taken as a whole;

               (ii) this Agreement has been duly executed and delivered by the Company, to the extent that execution and delivery is a matter of New York law, and has been duly authorized, executed and delivered by the Parent and is a valid and binding agreement of each of the Company and the Parent, enforceable in accordance with its terms (ex-cept as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and court decisions with respect thereto and to the application of equitable principles in any proceeding, whether at law or in equity and except as to rights to indemnity and contribution hereunder may be limited by applicable law or the public policy underlying such laws);

               (iii) the Registration Statement has become effective under the Act, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

               (iv) the statements in the Registration Statement and the Prospectus concerning the provisions of contracts filed as exhibits to the Registration Statement are accurate in all material respects and fairly summarize in all material respects the information required to be set forth by the Act and the Regulations;

               (v) to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

               (vi) the execution, delivery and performance of this Agreement by the Company and the Parent, compliance by the Company and the Par ent with all the provisions hereof and the consummation of the trans-actions contemplated hereby (i) will not require any consent, approv-al, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, the Exchange Act or other securities or Blue Sky laws) and (ii) will not conflict with or constitute a breach of any of the terms or provision of, or a default under, (A) the char-ter or bylaws of the Parent or the Company or (B) any agreement, in-denture or other instrument known to such counsel to which the Parent or the Company or any of its subsidiaries is a party or by which the Parent or the Company or any of its subsidiaries or their respective properties is bound (except for such conflicts, breaches, violations or defaults that would not have a ,material adverse effect on the Parent or the Company or any of its subsidiaries, taken as a whole), or (iii) violate or conflict with any laws, administrative regulations or any rulings or court decrees applicable to the Parent or the Company or any of its subsidiaries or their respective properties;

               (vii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respec-tive property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not de-scribed or filed as required;

               (viii) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any federal or New York Environmental Laws, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

               (ix) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of federal or New York gov-ernmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its material obli-gations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

               (x) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (xi) to such counsel's knowledge, after due inquiry, no holder of any security of the Company other than the Parent, has any right to require registration of shares of Common Stock or any other security of the Company;

               (xii) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act.

     In addition, such counsel shall state that nothing has come to such counsel's attention that causes such counsel to believe that (except for finan-cial statements, as aforesaid) the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or sup-plemented, if applicable (except for financial statements, as aforesaid), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          In making such statement with respect to the matters covered by the preceding paragraph, such counsel may state that their belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Stroock & Stroock & Lavan described in paragraph (f) above shall be rendered to you at the request of the Company and the Parent, and shall so state therein.

          (g) You shall have received on the Closing Date opinions, dated the Closing Date, of (i) Skadden, Arps, Slate, Meagher & Flom, United States counsel for the Underwriters and (ii) Clarke & Co., Barbados counsel for the Underwrit-ers, each in form and substance reasonably satisfactory to you.

          (h) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, with respect to the financial statements and certain fi-nancial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Arthur Andersen LLP on the date of this Agreement.

          (i) The Shares shall have been authorized for listing on the New York Stock Exchange, Inc., subject to official notice of issuance.

          (j) The Company shall have taken all actions necessary and advisable to insure that no U.S. Investor will be subject to the gross inclusion rule of
Section 551 of the Code with respect to the Cayman Subsidiary (assuming for this purpose that Treasury regulations pursuant to Section 551(f), which would attribute the Cayman Subsidiary's undistributed foreign personal holding company income to U.S. Investors, are in effect).

          (k) Prior to the Closing Date, the Company shall have furnished to the Representatives and to counsel to the Underwriters such further information, certificates and documents as the Representatives and counsel for the Underwrit-ers may reasonably request.

          The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares, including without limitation, bringdowns of the certificates, letter or opinions referred to in paragraphs (d), (e), (f), (g) and (h).

          9.   Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company and the Parent if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company and its subsid-iaries, taken as a whole, whether or not arising in the ordinary course of busi-ness, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in general economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or a limitation on prices for securities on any such exchange or National Market system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Under-writer or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be pur-chased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Under-writer or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares
                       --------
or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.


          10.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to Interpool Limited, 211 College Road East, Princeton, New Jersey 08540, Attention: Arthur
L. Burns, (b) if to the Parent, to Interpool, Inc., 211 College Road East, Princeton, New Jersey 08540, Attention: Arthur L. Burns and (c) if to any Under-writer or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corpora-tion, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Depart-ment, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Parent, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or the Parent or any controlling person of the Company or the Parent, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Parent to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Parent agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwrit-ers, the Parent or any controlling persons referred to herein and their respec-tive successors and assigns, all as and to the extent provided in this Agree-ment, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Parent and the several Underwriters.


                                   Very truly yours,

                                   INTERPOOL LIMITED


                                   By______________________________
                                     Name:
                                     Title:


                                   INTERPOOL, INC.


                                   By______________________________
                                     Name:
                                     Title:



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
FURMAN SELZ LLC

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________

                                   SCHEDULE I
                                   ----------


                                             Number of Firm Shares
     Underwriters                               to be Purchased
     ------------                            ---------------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
Smith Barney Inc.
Furman Selz LLC






                                             ______________________

                    Total

                                   SCHEDULE II
                                   -----------


                              List of Subsidiaries


Interpool N.V.
Interpool B.V.
Interpool (Hong Kong) Ltd.
Interpool (UK) Limited
CTC Container Trading (UK) Limited
CTC Equipment A.G.
Interpool (S) PTE Singapore
Interpool Containers N.V.
Interpool Benelux B.V.
Interpool Containers Inc.
Interpool Finance Corp.
Interpool Funding Corp.